------------------------------------------------------
COLONIAL STRATEGIC INCOME FUND           ANNUAL REPORT
------------------------------------------------------

December 31, 1998


                    -------------------------------
                    Not FDIC      May Lose Value
                     Insured      No Bank Guarantee
                    -------------------------------

                   COLONIAL STRATEGIC INCOME FUND HIGHLIGHTS
                       JANUARY 1, 1998 - DECEMBER 31, 1998

INVESTMENT OBJECTIVE: Colonial Strategic Income Fund seeks as high a level of current income and total return as is consistent with prudent risk, by diversifying investments primarily in U.S. and foreign government and lower-rated corporate debt securities.

THE FUND IS DESIGNED TO OFFER:
  |X| Opportunity for higher income
  |X| Diversification
  |X| Experienced, professional management

PORTFOLIO MANAGER COMMENTARY: "Worldwide market volatility over the past 12 months emphasized the benefit of the Fund's ability to balance its assets among three major bond markets. Diversification, discipline and flexibility all combined to produce attractive returns for shareholders."

                                                                 -- Carl Ericson

                   COLONIAL STRATEGIC INCOME FUND PERFORMANCE

                                  CLASS A    CLASS B    CLASS C     CLASS J
Inception dates                   4/21/77    5/15/92    7/1/97      11/2/98
--------------------------------------------------------------------------------
12-month distributions             $0.576     $0.521    $0.532      $0.092
declared per share
--------------------------------------------------------------------------------
SEC yields on 12/31/98(1)           6.37%      5.91%     6.07%       6.53%
--------------------------------------------------------------------------------
12-month total returns, assuming    5.17%      4.38%     4.54%(2)    4.96%(2,3)
reinvestment of all distributions
and no sales charge or contingent
deferred sales charge (CDSC)
--------------------------------------------------------------------------------
Net asset value per share
on 12/31/98                            $7.11      $7.11     $7.11       $7.10
--------------------------------------------------------------------------------

TOP SOVEREIGN CREDIT EXPOSURE(4)         PORTFOLIO STRUCTURE(4)
(as of 12/31/98)                         (as of 12/31/98)
--------------------------------------------------------------------------------
United States                  30.8%      Corporate Bonds                38.0%
United Kingdom                  6.6%      U.S. Gov't Notes/Bonds         27.8%
Greece                          3.2%      Foreign Gov't Bonds            24.6%
Mexico                          2.5%      U.S. Gov't Agencies             3.0%
Argentina                       2.3%      Cash Equivalents                2.7%
                                          Stocks                          2.2%
                                          Other                           1.7%

(1) The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. If the Advisor or its affiliates had not waived certain Fund expenses, the SEC yield for Class C and J shares would have been 5.91% and 6.13%, respectively.

(2) Performance results reflect any voluntary waiver of Fund expenses by the Advisor or its affiliates. Absent this waiver, performance results would have been lower.

(3) Please refer to page 6 for an explanation of how performance is calculated for the period prior to the inception of Class J shares.

(4) Portfolio credit exposure and structure are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these portfolio holdings and structure in the future.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                    [Photo of Stephen E. Gibson]

I am pleased to present the annual report for Colonial Strategic Income Fund for the 12-month period ended December 31, 1998.

Conditions for fixed-income investments varied considerably during the period. While the environment for bonds was positive overall, a variety of domestic and international factors created a volatile climate for bond fund investors. In the U.S., the periodic fears of inflation that existed early in the period all but vanished during the second half, as an increasing number of signs pointed toward a gradually slowing U.S. economy. This environment set the stage for a series of interest rate cuts by the Federal Reserve Board in the fall of 1998, helping bond values end on a positive note.

Flight to quality was a theme that repeated itself at various times in 1998. Abroad, the economic and financial turmoil that began in Asia in the fall of 1997 gradually spread to other less-developed markets. As a result, investors worldwide were drawn to the relative safety and stability of U.S. Treasury bonds. While returns on most fixed-income investments, including investment-grade foreign bonds, were positive, investor demand for quality and stability made U.S. Treasury bonds and investment-grade foreign bonds the biggest winners.

The disciplined bond fund management style for which Colonial is known served investors well, enabling the Fund to continue to offer strong performance. For investors seeking competitive levels of current income and long-term appreciation potential, Colonial Strategic Income Fund remains a solid investment option for their portfolios.

The following report will provide you with more specific information on your Fund's performance and the markets in which the Fund invests. Thank you for choosing Colonial Strategic Income Fund and for giving us the opportunity to serve your investment needs.

    Respectfully,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    February 11, 1999

Because market and economic conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue.

                           PORTFOLIO MANAGEMENT REPORT

CARL ERICSON is the portfolio manager of Colonial Strategic Income Fund. Mr. Ericson is senior vice president of Colonial Management Associates, Inc. and director of the Taxable Fixed Income Department.

INVESTORS CHALLENGED BY CHANGEABLE INVESTMENT ENVIRONMENT
The past 12 months presented investors with a number of challenges. First, lingering concern about Asia's weakening economies and the possibility of slower economic growth around the world had a negative effect on global securities. However, the U.S. and other well-established economies, particularly in Europe, continued to have well-balanced growth with few signs of inflation. European markets also benefited from anticipation of the European Monetary Union (EMU) that took place on January 1, 1999. In July, the U.S. economy slowed, stocks dropped, and concerns about unstable conditions in Asia resurfaced. Markets became increasingly disorganized in August when Russia experienced a major monetary and political crisis. Financial markets worldwide worried that this crisis, along with continued weakness in Asia, would result in a global economic slowdown. As volatility increased sharply, investors made a flight to quality, seeking relatively stable investments such as U.S. Treasury securities and the household names of large-cap stocks. However, the Federal Reserve Board's announcement of three interest rate cuts in the fall convinced investors that the economy would continue to grow, and many market sectors began to recover.

FUND'S THREE-MARKET STRATEGY GENERATED GOOD PERFORMANCE
During this volatile period, each of the Fund's principal investment sectors - U.S. Treasury securities, high-yield corporate bonds and foreign government bonds - experienced attractive returns at different times. Varied performance within each sector once again highlighted the advantages of diversification and its stabilizing effect during periods of market uncertainty. High-yield corporate bonds and emerging market bonds, particularly in Eastern Europe and Latin America, had good performance during the first part of the year. Later, increased demand for U.S. Treasury bonds pushed up prices and generated attractive gains in this sector. As the period closed, high-yield bonds were showing strong signs of recovery and European bonds were anticipating the benefits of economic unification.

The Fund generated a 12-month total return of 5.17% for Class A shares, based on net asset value. This outperformed the Fund's Lipper peer group average, which posted a total return of 1.30% for the same time period.(1)

ASSET AND CASH-FLOW PROTECTION WERE CRITICAL FACTORS IN HIGH-YIELD SECTOR High-yield corporate bonds represented approximately 38% of the Fund's assets. While this sector performed well early in the year, we were selective in our investments. We favored noncyclical companies with strong asset or cash-flow protection that could provide a financial cushion during periods of slower growth. This strategy worked well during the autumn months, when prices of more-cyclical bonds fell dramatically. For example, EchoStar (1.49% of net assets) generated good performance during the period. EchoStar is the established market leader in direct satellite broadcasting, with a higher growth rate and larger channel capacity than any of its competitors. In addition, the company recently announced that it would refinance its debt, taking advantage of the higher credit quality afforded by the increasing value of its satellite assets.

U.S. TREASURY BONDS BENEFITED FROM INCREASED DEMAND
Treasury securities accounted for almost 30% of the portfolio, although we did increase their weighting during the late summer months. These holdings benefited the Fund when the Treasury market rallied during May and June, and again during August and September - two periods when investors around the world demanded the high credit quality and liquidity of U.S. government securities. Prices rose dramatically as yields were pushed down to their lowest levels in almost 30 years.

EUROPEAN BONDS BENEFITED IN ADVANCE OF ECONOMIC UNION
Foreign government bonds rounded out the portfolio's holdings, representing approximately 25% of net assets. Early in the year, emerging market bonds had good performance. However, they quickly fell out of favor after the Russian economic crisis in August. Throughout the year, the majority of the portfolio's foreign bond assets were invested in European governments. During this period, interest rates of the 11 countries that became economically unified on January 1, 1999 began to fall towards a common rate. As a result, bonds of these governments began to offer limited future price appreciation potential. We sought value in countries not participating in the EMU, but whose interest rates might fall towards the EMU standard, generating bond price increases. For example, we made an investment in Greece, which has demonstrated a commitment to fiscal control as it endeavors to qualify for inclusion in the economic union by 2002. As their efforts gain credibility, we expect that interest rates in Greece will fall to approach those of the EMU, offering good price increases for their government securities.

1999 OFFERS MULTIPLE OPPORTUNITIES
We expect moderate economic growth, continued low inflation and potentially lower interest rates in the U.S. during 1999. These conditions all increase the likelihood that high-yield companies will be able to generate enough cash flow to meet their debt obligations, setting the stage for bond prices to continue their recovery. U.S. Treasury bonds would also benefit from this environment, although we don't expect price gains to be as dramatic as they were during the second half of 1998. Overseas, we believe that European bonds should continue to benefit from economic unity. In emerging markets, the worst may be over and we will look for selective opportunities in countries that are making progress towards fiscal and monetary responsibility. We will continue to actively manage the portfolio's asset mix in order to seek the most attractive combination of long-term price appreciation, current income and manageable risk.

(1) Source: Lipper, Inc. Lipper rankings are based on the Lipper Multi-Sector Income Funds universe. The Fund (Class A shares) ranked in the first quartile for 1 year (rated 8 out of 93 funds), in the first quartile for 5 years (rated 3 out of 27 funds), and in the second quartile for 10 years (rated 2 out of 6 funds). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot predict future results.

            COLONIAL STRATEGIC INCOME FUND INVESTMENT PERFORMANCE VS.
                 LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX
               Change in Value of $10,000 from 12/31/88 - 12/31/98
                     Based on NAV and POP for Class A Shares

                     NAV           LEHMAN          POP
                   -------         ------        -------
Dec 31, 88         $10,000        $10,000        $10,000
Mar 31, 89          10,228         10,110          9,799
Jun 30, 89          10,559         10,923         10,096
Sep 30, 89          10,949         11,026         10,429
Dec 31, 89          10,994         11,423         10,472
Mar 31, 90          10,661         11,293         10,155
Jun 30, 90          11,036         11,699         10,512
Sep 30, 90          10,321         11,770          9,831
Dec 31, 90          10,219         12,370          9,734
Mar 31, 91          11,118         12,703         10,590
Jun 30, 91          11,638         12,895         11,085
Sep 30, 91          12,388         13,637         11,799
Dec 31, 91          13,123         14,364         12,500
Mar 31, 92          13,426         14,149         12,788
Jun 30, 92          14,025         14,722         13,359
Sep 30, 92          14,534         15,441         13,844
Dec 31, 92          14,406         15,453         13,721
Mar 31, 93          15,168         16,172         14,448
Jun 30, 93          15,674         16,658         14,929
Sep 30, 93          16,016         17,209         15,255
Dec 31, 93          16,559         17,158         15,772
Mar 31, 94          16,127         16,621         15,361
Jun 30, 94          15,916         16,414         15,160
Sep 30, 94          15,956         16,496         15,198
Dec 31, 94          15,951         16,556         15,193
Mar 31, 95          16,830         17,381         16,030
Jun 30, 95          17,744         18,509         16,901
Sep 30, 95          18,344         18,863         17,473
Dec 31, 95          19,168         19,742         18,257
Mar 31, 96          19,256         19,280         18,342
Jun 30, 96          19,542         19,371         18,614
Sep 30, 96          20,333         19,713         19,367
Dec 31, 96          21,131         20,315         20,127
Mar 31, 97          20,879         20,140         19,887
Jun 30, 97          21,780         20,873         20,745
Sep 30, 97          22,699         21,604         21,621
Dec 31, 97          22,951         22,297         21,861
9/31/98             23,594         22,635         22,473
Jun 30, 98          23,799         23,228         22,668
Sep 30, 98          23,486         24,378         22,370
Dec 31, 98          24,138         24,410         22,991


                 VALUE OF A $10,000 INVESTMENT MADE ON 12/31/88
                                 As of 12/31/98

--------------------------------------------------------------------------------
     CLASS A            CLASS B              CLASS C               CLASS J
   NAV      POP   NAV          w/CDSC      NAV     w/CDSC       NAV       POP
--------------------------------------------------------------------------------
$24,138   $22,991   $22,896   $22,896    $23,922   $23,922    $24,090   $23,367

                          AVERAGE ANNUAL TOTAL RETURNS
                                 As of 12/31/98
--------------------------------------------------------------------------------
             Class A          Class B            Class C           Class J
             4/21/77          5/15/92             7/1/97           11/2/98
INCEPTION  NAV     POP      NAV     w/CDSC      NAV    w/CDSC     NAV      POP
--------------------------------------------------------------------------------
1 YEAR    5.17%    0.18%    4.38%    (0.47)%    4.54%    3.57%    4.96%    1.81%
--------------------------------------------------------------------------------
5 YEARS   7.83     6.78     7.03      6.73      7.63     7.63     7.79     7.13
--------------------------------------------------------------------------------
10 YEARS  9.21     8.68     8.64      8.64      9.11     9.11     9.19     8.86
--------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum charges of 4.75% for Class A shares and 3% for Class J shares. CDSC returns reflect the maximum applicable charges of 5% for one year and 2% for five years for Class B shares, and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class B, Class C and Class J share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to inception of the newer class shares would have been lower.

The Lehman Brothers Government/Corporate Bond Index is an unmanaged index that tracks the performance of a selection of U.S. Treasury and government agency securities, and investment-grade corporate bonds. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest in an index.

                              INVESTMENT PORTFOLIO
                        DECEMBER 31, 1998 (IN THOUSANDS)

BONDS & NOTES - 93.4%                                       PAR           VALUE
-------------------------------------------------------------------------------
CORPORATE FIXED INCOME BONDS & NOTES - 37.3%
-------------------------------------------------------------------------------
CONSTRUCTION - 0.3%
   BUILDING CONSTRUCTION
   Falcon Building Products Co., Inc.,
    stepped coupon, (10.500% 06/15/02)
                               (a)         6/15/07        $ 3,500    $    2,065
   Nortek, Inc.,
                                 8.875%     8/1/08 (b)      3,250         3,339
                                                                     ----------
                                                                          5,404
                                                                     ----------
 ...............................................................................
FINANCE, INSURANCE & REAL ESTATE - 0.2%
   FINANCIAL SERVICES - 0.2%
   U.S. Timberlands,
                                 9.625%   11/15/07          4,000         4,040
                                                                     ----------
   NONDEPOSITORY CREDIT INSTITUTIONS - 0.0%
   Drum Financial Corp.,
                                12.875%    9/15/99 (c)(d)   1,000            10
                                                                     ----------
 ...............................................................................
MANUFACTURING - 13.0%
  CHEMICALS & ALLIED PRODUCTS - 2.0%
  Agricultural Minerals Co., L.P.,
                                10.750%    9/30/03          7,200         7,236
   Huntsman Corp.,
                                 9.500%     7/1/07 (b)      3,000         2,985
   Hydrochem Industrial Services, Inc.,
                                10.375%     8/1/07          4,420         4,243
   LaRoche Industries, Inc.,
                                 9.500%    9/15/07          6,250         5,000
   PCI Chemicals Canada, Inc.,
                                 9.250%   10/15/07          1,250         1,013
   Sterling Chemicals, Inc.,
                                11.250%     4/1/07          6,900         5,796
   Styling Technology Corp.,
                                10.875%     7/1/08          2,000         1,900
   Texas Petrochemical Corp.,
                                11.125%     7/1/06          3,600         3,546
   Trans Resources, Inc.,
                                10.750%    3/15/08          4,000         3,980
                                                                     ----------
                                                                         35,699
                                                                     ----------
   ELECTRONIC & ELECTRICAL EQUIPMENT - 0.2%
   Amphenol Corp.,
                                 9.875%    5/15/07            750           776
   L-3 Communications Corp.
                                10.375%     5/1/07          1,250         1,375
   TransDigm, Inc.,
                                10.375%    12/1/08 (b)      1,000         1,000
                                                                     ----------
                                                                          3,151
                                                                     ----------
   FABRICATED METAL - 0.7%
   Earle M. Jorgensen Co.,
                                 9.500%     4/1/05          1,000           920
   Euramax International, PLC,
                                11.250%    10/1/06 (e)      8,000         7,960
   U.S. Can Corp.,
                                10.125%   10/15/06          4,000         4,210
                                                                     ----------
                                                                         13,090
                                                                     ----------
   FOOD & KINDRED PRODUCTS - 0.5%
   Chattem, Inc.,
                                 8.750%     4/1/08          3,500         3,587
   Chiquita Brands International, Inc.,
                                10.250%    11/1/06          3,750         3,834
   Pilgrim's Pride Corp.,
                                10.875%     8/1/03          1,950         2,009
                                                                     ----------
                                                                          9,430
                                                                     ----------
   MACHINERY & COMPUTER EQUIPMENT - 0.4%
   IMO Industries, Inc.,
                                11.750%     5/1/06          6,750         6,818
                                                                     ----------
   MISCELLANEOUS MANUFACTURING - 2.0%
   Amscan Holdings, Inc.,
                                 9.875%   12/15/07          1,000           932
   Associated Materials, Inc.,
                                 9.250%     3/1/08          1,000         1,020
   Compass Aerospace,
                                10.125%    4/15/05 (b)      3,000         2,910
   Dade International, Inc.,
                                11.125%     5/1/06          2,250         2,492
   Delco Remy International, Inc.,
                                10.625%     8/1/06          2,600         2,782
   Eagle-Picher Industries, Inc.,
                                 9.375%     3/1/08          2,750         2,599
   ISG Resources, Inc.,
                                10.000%    4/15/08          1,250         1,238
   Koppers Industries, Inc.,
                                 9.875%    12/1/07          2,975         2,916
   Moll Industries,
                                10.500%     7/1/08 (b)      1,500         1,463
   Newcor, Inc.,
                                 9.875%     3/1/08          5,000         4,650
   Polymer Group, Inc.,
                                 9.000%     7/1/07          2,500         2,475
   Shop Vac Corp.,
                                10.625%     9/1/03          3,000         3,270
   Tekni-Plex, Inc.,
                                 9.250%     3/1/08          2,000         2,090
   Thermadyne Holdings Corp.,
                                 9.875%     6/1/08          2,750         2,557
   Werner Holding Co.,
                                10.000%   11/15/07          1,250         1,238
                                                                     ----------
                                                                         34,632
                                                                     ----------
   PAPER PRODUCTS - 2.1%
   Container Corp. of America,
    Series A,
                                11.250%     5/1/04          7,500         7,800
   Gaylord Container Corp.,
                                 9.750%    6/15/07          4,500         3,982
   Repap New Brunswick, Inc.:
                                 9.000%     6/1/04          4,000         3,640
                                10.625%    4/15/05          6,000         4,080
   Riverwood International Corp.:
                                10.625%     8/1/07          6,000         5,940
                                10.875%     4/1/08          5,000         4,525
   Stone Container Corp.:
                                10.750%    10/1/02          6,750         6,986
                                12.250%     4/1/02          1,000         1,020
                                                                     ----------
                                                                         37,973
                                                                     ----------
   PETROLEUM REFINING - 0.1%
   Benton Oil & Gas Co.,
                                 9.375%    11/1/07          1,200           732
   Flores & Rucks, Inc.,
                                 9.750%    10/1/06          1,500         1,530
                                                                     ----------
                                                                          2,262
                                                                     ----------
   PRIMARY METAL - 2.7%
   Bayou Steel Corp.,
                                 9.500%    5/15/08          5,000         4,700
   Ivaco, Inc.,
                                11.500%    9/15/05          1,500         1,455
   Kaiser Aluminum & Chemical Corp.:
                                12.750%     2/1/03          2,000         1,980
                                10.875%   10/15/06          8,000         8,200
   Keystone Consolidated Industries, Inc.,
                                 9.625%     8/1/07          7,000         6,685
   Renco Metals, Inc.,
                                11.500%     7/1/03          6,000         6,240
   WCI Steel, Inc.,
                                10.000%    12/1/04         10,900        10,900
   Wheeling Pittsburgh Corp.,
                                 9.250%   11/15/07          8,000         7,520
                                                                     ----------
                                                                         47,680
                                                                     ----------
   PRINTING & PUBLISHING - 0.4%
   American Lawyer Media, Inc.,
                                 9.750%   12/15/07          3,000         3,105
    stepped coupon, (12.250% 12/15/02)
                               (a)        12/15/08          2,000         1,250
   Hollinger International Publishing, Inc.,
                                 9.250%    3/15/07          2,000         2,110
                                                                     ----------
                                                                          6,465
                                                                     ----------
   RUBBER & PLASTIC - 0.4%
   Berry Plastics Corp.,
                                12.250%    4/15/04          3,000         3,150
   Burke Industries, Inc.,
                                10.000%    8/15/07          1,200         1,164
   Portola Packaging, Inc.,
                                10.750%    10/1/05          2,000         1,990
                                                                     ----------
                                                                          6,304
                                                                     ----------
   STONE, CLAY, GLASS & CONCRETE - 0.1%
   Anchor Glass Container Corp.,
                                11.250%     4/1/05          2,250         2,362
                                                                     ----------
   TRANSPORTATION EQUIPMENT - 1.4%
   Blue Bird Body Co.,
                                10.750%   11/15/06          1,375         1,416
   Collins & Aikman Products Co.,
                                11.500%    4/15/06          7,000         7,245
   Johnstown America Industries, Inc.,
                                11.750%    8/15/05          8,500         8,968
   LDM Technologies, Inc.,
                                10.750%    1/15/07          7,100         7,100
                                                                     ----------
                                                                         24,729
                                                                     ----------
 ...............................................................................
MINING & ENERGY - 2.6%
COAL MINING - 0.4%
   AEI Resources, Inc.,
                                10.500%   12/15/05 (b)      7,500         7,350
                                                                     ----------
   CRUDE PETROLEUM & NATURAL GAS - 0.2%
   Ferrellgas Finance Corp., L.P.,
                                 9.375%    6/15/06          2,500         2,500
   TransAmerica Energy Corp.,
    stepped coupon, (13.000% 06/15/99)
                               (a)         6/15/02          6,250         1,500
                                                                     ----------
                                                                          4,000
                                                                     ----------
   OIL & GAS EXTRACTION - 1.3%
   Forcenergy, Inc.,
                                 9.500%    11/1/06          2,175         1,675
   Magnum Hunter Resources, Inc.,
                                10.000%     6/1/07          1,750         1,470
   Mariner Energy Corp.,
                                10.500%     8/1/06          6,000         5,460
   Nuevo Energy Co.,
                                 9.500%    4/15/06          5,350         5,297
   Ocean Energy, Inc.,
                                10.375%   10/15/05          7,125         7,339
   Petsec Energy, Inc.,
                                 9.500%    6/15/07          4,000         2,240
                                                                     ----------
                                                                         23,481
                                                                     ----------
   OIL & GAS FIELD SERVICES - 0.7%
   Chile Offshore Corp.,
                                10.000%     5/1/08          1,500         1,200
   Northern Offshore ASA,
                                10.000%    5/15/05 (b)(f)   3,000         1,560
   Parker Drilling Corp.,
                                 9.750%   11/15/06          8,000         7,160
   Pool Energy Services Co.,
                                 8.625%     4/1/08          2,500         2,375
                                                                     ----------
                                                                         12,295
                                                                     ----------
RETAIL TRADE - 1.2%
   FOOD STORES - 1.1%
   Pathmark Stores, Inc.:
                                 9.625%     5/1/03          9,350         9,163
     stepped coupon, (10.750% 11/01/99)
                               (a)         11/1/03         10,500         8,610
   Richmont Marketing,
                                10.125%   12/15/07 (b)      2,000         1,500
                                                                     ----------
                                                                         19,273
                                                                     ----------
   HOME FURNISHINGS & EQUIPMENT - 0.1%
   Sealy Mattress Co.,
                                 9.875%   12/15/07          1,000           965
                                                                     ----------

 ...............................................................................
SERVICES - 4.0%
   AMUSEMENT & RECREATION - 1.7%
   Boyd Gaming Corp.,
                                 9.500%    7/15/07          5,000         5,000
   Hollywood Casino Corp.,
                                12.750%    11/1/03          5,500         5,858
   Hollywood Park, Inc.,
                                 9.500%     8/1/07          1,500         1,500
   Horseshoe Gaming LLC,
                                 9.375%    6/15/07          8,300         8,591
   Prime Hospitality Corp.,
                                 9.250%    1/15/06          3,000         3,120
   Regal Cinemas,
                                 9.500%     6/1/08 (b)      7,000         7,210
                                                                     ----------
                                                                         31,279
                                                                     ----------
   BUSINESS SERVICES - 0.6%
   PSINet Inc.,
                                10.000%    2/15/05          3,500         3,465
   Unisys Corp.,
                                11.750%   10/15/04          6,000         6,960
                                                                     ----------
                                                                         10,425
                                                                     ----------
   HEALTH SERVICES - 0.1%
   Maxxim Medical, Inc.,
                                10.500%     8/1/06          2,500         2,650
                                                                     ----------
   HOTELS, CAMPS & LODGING - 0.9%
   Eldorado Resorts Corp.,
                                10.500%    8/15/06          7,850         8,164
   Harvey Casinos Resorts,
                                10.625%     6/1/06          7,750         8,409
                                                                     ----------
                                                                         16,573
                                                                     ----------
   MOTION PICTURES - 0.2%
   Loews Cineplex Entertainment Corp.,
                                 8.875%     8/1/08          1,500         1,549
   United Artists Theatre,
                                 9.750%    4/15/08          1,500         1,425
                                                                     ----------
                                                                          2,974
                                                                     ----------
   OTHER SERVICES - 0.4%
   Borg Warner Security Corp.,
                                 9.625%    3/15/07          4,900         5,316
   Intertek Finance, PLC,
                                10.250%    11/1/06          2,000         1,860
                                                                     ----------
                                                                          7,176
                                                                     ----------
   PERSONAL SERVICES - 0.1%
   Williams Scotsman, Inc.,
                                 9.875%     6/1/07          1,500         1,560
                                                                     ----------
 ...............................................................................
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 15.7%
   AIR TRANSPORTATION - 0.7%
   Continental Airlines, Inc.,
                                 9.500%   12/15/01          1,500         1,568
   Trans World Airlines, Inc.,
                                11.375%     3/1/06          2,500         1,750
   U.S. Airways Group, Inc., Pass-Through Certificates,
                                10.375%     3/1/13          8,000         8,840
                                                                     ----------
                                                                         12,158
                                                                     ----------
   BROADCASTING - 1.7%
   Allbritton Communications Co.,
                                 9.750%   11/30/07          7,650         8,109
   Fox Family Worldwide, Inc.,
                                 9.250%    11/1/07          6,000         5,925
   LIN Holding Corp.,
    stepped coupon, (10.000% 03/01/03)
                               (a)          3/1/08          8,000         5,620
   LIN Television Corp.,
                                 8.375%     3/1/08          2,250         2,258
   Shop At Home, Inc.,
                                11.000%     4/1/05          1,250         1,275
   Young Broadcasting Corp.:
                                10.125%    2/15/05          3,000         3,150
                                11.750%   11/15/04          4,000         4,280
                                                                     ----------
                                                                         30,617
                                                                     ----------

   CABLE - 3.4%
   Adelphia Communications Corp.,
                                 8.375%     2/1/08          2,500         2,587
   Century Communications Corp.,
                               (g)         1/15/08          1,000           515
   Comcast UK Cable Partners Ltd.,
    stepped coupon, (11.200% 11/15/00)
                               (a)        11/15/07          9,950         8,458
   Diamond Cable Communications PLC,
    stepped coupon, (10.750% 02/15/02)
                               (a)         2/15/07 (e)      8,770         6,314
   EchoStar Satellite Broadcasting Corp.,
    stepped coupon, (13.125% 03/15/00)
                               (a)         3/15/04          9,000         8,977
   Frontier Vision Holdings, L.P.,
    stepped coupon, (11.875% (09/15/01)
                               (a)         9/15/07 (b)      7,465         6,251
   International CableTel, Inc.,
    stepped coupon, (12.750% 04/15/00)
                               (a)         4/15/05          5,500         4,950
   Northland Cable Television, Inc.,
                                10.250%   11/15/07          4,500         4,736
   Renaissance Media Group,
    stepped coupon, (10.000% 04/15/03)
                               (a)          4/5/08          7,215         4,834
   Rogers Cablesystems, Inc.,
                                10.000%    3/15/05          3,000         3,360
   Telewest Communication, PLC,
    stepped coupon, (11.000% 10/01/00)
                               (a)         10/1/07 (e)     12,000        10,020
                                                                     ----------
                                                                         61,002
                                                                     ----------
   COMMUNICATIONS - 1.7%
   Call-Net Enterprises,Inc.,
    stepped coupon, (8.940% 08/01/03)
                               (a)         8/15/08          3,000         1,763
   Diamond Holdings, PLC,
                                 9.125%     2/1/08 (e)        750           733
   EchoStar Communications Corp.:
    stepped coupon, (12.875% 06/01/99)
                               (a)          6/1/04         10,000        10,225
                                12.500%     7/1/02          5,000         5,775
   Firstworld Communications Units,
    stepped coupon, (13.000% 04/15/03)
                               (a)         4/15/08 (b)(h)   2,200           671
   Focal Communications Corp.,
    stepped coupon, (12.125% 02/15/03)
                               (a)         2/15/08          2,000         1,080
   Onepoint Communication Corp.,
                                14.500%     6/1/08 (b)      4,000         2,160
   PTC International Finance BV,
    stepped coupon, (10.750% 07/01/02)
                               (a)          7/1/07          1,700         1,020
   Price Communications Wireless, Inc., PIK,
                                11.250%    8/15/08          3,000         2,850
   Splitrock Services, Inc.,
                                11.750%    7/15/08          1,001           870
   Time Warner Telecom L.L.C.,
                                 9.750%    7/15/08          3,400         3,570
                                                                     ----------
                                                                         30,717
                                                                     ----------
   ELECTRIC SERVICES - 0.1%
   California Energy Co., Inc.,
                                 9.500%    9/15/06          2,000         2,220
                                                                     ----------
   MOTOR FREIGHT & WAREHOUSING - 0.3%
   MTL, Inc.,
                                10.000%    6/15/06 (b)      4,000         3,880
   Pierce Leahy Corp.,
                                11.125%    7/15/06          1,625         1,796
                                                                     ----------
                                                                          5,676
                                                                     ----------
   TELECOMMUNICATION - 7.7%
   21st Century Telecom Group Inc.,
    stepped coupon,  (12.250% 02/15/03)
                               (a)         2/15/08          2,500         1,050
   Adelphia Communications Corp.,
                                 9.875%     3/1/07          7,000         7,752
   Arch Communications Inc.,
                                12.750%     7/1/07 (b)      3,000         3,000
   Cencall Communications Corp.,
    stepped coupon, (10.125% 01/15/99)
                               (a)         1/15/04          6,000         6,000
   Clearnet Communications, Inc.,
    stepped coupon, (14.750% 12/15/00)
                               (a)        12/15/05          7,500         6,450
   Comcast Cellular Corp.,
                                 9.500%     5/1/07          7,250         7,739
   GST Telecom,
    stepped coupon, (10.500% 05/01/03)
                               (a)          5/1/08 (b)      4,000         1,920
   ICG Holding, Inc.,
    stepped coupon, (13.500% 09/15/00)
                               (a)         9/15/05          5,000         4,084
   ICG Services, Inc.,
    stepped coupon, (10.000% 02/15/03)
                               (a)         2/15/08          5,000         2,700
   IXC Communications, Inc.,
                                 9.000%    4/15/08          1,500         1,502
   IntelCom Group (USA), Inc.,
    stepped coupon, (12.500% 05/01/01)
                               (a)          5/1/06          2,000         1,479
   Intermedia Communications of Florida, Inc.,
    stepped coupon, (12.500% 05/15/01)
                               (a)         5/15/06          6,000         4,695
   Intermedia Communications, Inc.,
    stepped coupon, 11.250% 07/15/02)
                               (a)         7/15/07          5,000         3,450
   KMC Telecom Holdings,
    stepped coupon, (12.500% 02/15/03)
                               (a)         2/15/08          2,000           960
   Level 3 Communications, Inc.:
                                 9.125%     5/1/08         10,000         9,925
    stepped coupon, (10.500% 12/01/03)
                               (a)         12/1/08 (b)      6,000         3,495
   McLeodUSA, Inc.:
    stepped coupon, (10.5000% 03/01/02)
                               (a)          3/1/07          6,000         4,530
                                 8.375%    3/15/08          2,000         2,010
                                 9.500%    11/1/08 (b)      2,000         2,130
   Metrocall, Inc.,
                                 9.750%    11/1/07          4,050         3,888
                                10.375%    10/1/07          5,000         4,900
   MetroNet Communications Corp.:
    stepped coupon, (9.950% 06/15/03)
                               (a)         6/15/08          6,000         3,675
                                12.000%    8/15/07          1,250         1,359
   NTL, Inc.:
                                10.000%    2/15/07          4,000         4,100
                                11.500%    10/1/08 (b)      1,750         1,908
    stepped coupon, (9.750% 04/01/03)
                               (a)          4/1/08         10,000         6,163
   Nextel Communications, Inc.:
    stepped coupon, (9.750% 02/15/99)
                               (a)         8/15/04         10,000         9,650
    stepped coupon, (9.750% 10/31/02)
                               (a)        10/31/07          6,000         3,660
    stepped coupon, (9.950% 02/15/03)
                               (a)         2/15/08          5,000         3,000
   Nextel International, Inc.,
    stepped coupon, (12.125% 04/15/03)
                               (a)         4/15/08          3,000         1,392
   Price Communications Wireless, Inc.,
                                 9.125%   12/15/06 (b)      2,250         2,273
   RCN Corp.
    stepped coupon, (11.125% 10/15/02)
                               (a)        10/15/07          2,750         1,581
   Rogers Cantel, Inc.,
                                 9.750%     6/1/16          1,990         2,129
   Sprint Spectrum, L.P.,
    stepped coupon, (12.500% 08/15/01)
                               (a)         8/15/06          9,650         8,830
   Teligent, Inc.,
                                11.500%    12/1/07          3,000         2,760
   Verio, Inc.:
                                10.375%     4/1/05          1,000           980
                                11.250%    12/1/08 (b)      1,000         1,010
   WinStar Communications, Inc.,
    stepped coupon, (14.000% 10/15/00)
                               (a)        10/15/05            250           181
                                                                     ----------
                                                                        138,310
                                                                     ----------
   TRANSPORTATION SERVICES - 0.1%
   Moog, Inc.,
                                10.000%     5/1/06          1,125         1,164
                                                                     ----------

 ...............................................................................
WHOLESALE TRADE - 0.3%
   Nondurable Goods
   Revlon Consumer Products Corp.,
                                 9.000% 11/1/06             5,000         4,950
                                                                     ----------

TOTAL CORPORATE FIXED INCOME
BONDS & NOTES (cost of $687,951)                                        666,864
                                                                     ----------

CORPORATE CONVERTIBLE BONDS & NOTES - 0.7%
-------------------------------------------------------------------------------
MANUFACTURING - 0.0%
   ELECTRONIC & ELECTRICAL EQUIPMENT
   Kollmorgen Corp.,
                                 8.750%     5/1/09            532           532
                                                                     ----------
 ...............................................................................
MINING & ENERGY - 0.7%
   OIL & GAS EXTRACTION
   HS Resources, Inc.,
                                 9.250%   11/15/06         13,500        12,893
                                                                     ----------
TOTAL CORPORATE CONVERTIBLE
 BONDS & NOTES (cost of $14,261)                                         13,425
                                                                     ----------
TOTAL CORPORATE BONDS & NOTES (cost of $702,212)                        680,289
                                                                     ----------

U.S. GOVERNMENT &
AGENCIES OBLIGATIONS - 30.8%
-------------------------------------------------------------------------------
                                                   Maturities
                             Coupon                  From/To
                          --------------           ----------
   Federal Home Loan Mortgage Corp.:
                      7.500%            2016                  158           164
                      8.000%            2006-2016             886           929
                      8.500%            2007-2010             824           873
                      8.750%            2005-2008             333           352
                      9.000%            2004-2022           1,028         1,091
                      9.250%            2007-2016             706           752
                      9.500%            2008-2016             659           704
                      9.750%            2008-2016             101           107
                     10.000%            2009-2019           1,053         1,143
                     10.500%            2020-2024             470           513
                     10.750%            2010-2013             880           983
                     11.250%            2010-2015             431           483
                                                                     ----------
                                                                          8,094
                                                                     ----------
   Federal National Mortgage Association:
                      6.500%            2016  (t)           8,000         8,052
                      7.500%            2003-2011             454           470
                      8.000%            2002-2009             614           641
                      8.250%            2007-2009             176           183
                      8.500%            2008-2021           1,684         1,737
                      9.000%            2003-2021           2,915         3,100
                      9.250%            2016                  194           205
                     10.000%            2013-2016           1,063         1,149
                     10.500%            2007-2016           1,311         1,425
                                                                     ----------
                                                                         16,962
                                                                     ----------
   Government National Mortgage Association:
                      7.000%            2024  (t)           9,000         9,208
                      8.500%            2006                   49            53
                      9.000%            2008-2017           9,761        10,501
                      9.500%            2009-2017           4,078         4,385
                     10.000%            2000-2021           1,391         1,506
                     10.500%            2001-2021             315           347
                     11.000%            2009-2016           2,069         2,301
                     11.750%            2013-2015              54            61
                     12.000%            2014                    4             4
                                                                     ----------
                                                                         28,366
                                                                     ----------
U.S. Treasury Bonds:
                     12.000%    8/15/13 (i)                72,948       111,371
                     11.625%   11/15/04                    62,206        83,783
                      8.750%    5/15/17                    11,754        16,351
                                                                     ----------
                                                                        211,505
                                                                     ----------
U.S. Treasury Notes:
                     11.875%   11/15/03 (i)                99,610       130,007
                      8.875%    2/15/19                    40,314        57,416
                     10.375%   11/15/12 (i)                72,131        99,518
                                                                     ----------
                                                                        286,941
                                                                     ----------
TOTAL U.S. GOVERNMENT &
AGENCY OBLIGATIONS (cost of $536,453)                                   551,868
                                                                     ----------
FOREIGN GOVERNMENT &
AGENCY OBLIGATIONS - 24.6%                         CURRENCY
-------------------------------------------------------------------------------
  Government of Canada,
                               10.000%     6/1/08      CD       7,170      6,454
  Government of France,
                                8.500%    4/25/03      FF     161,300     34,648
  Government of Mexico
                               11.375%    9/15/16 (j)          36,420     37,535
  Hellenic Republic,
                                8.600%    3/26/08      GD   4,640,000     18,383
                                8.900%    3/21/04      GD   7,710,000     29,418
                                8.800%    6/19/07      GD   2,600,000     10,324
  Kingdom of Sweden,
                               10.250%     5/5/03      SK     150,000     23,226
  Province of Ontario,
                                8.250%    12/1/05      CD      34,319     26,474
  Republic of Argentina:
                               11.250%    4/10/06 (k)  DM      17,350     11,465
                               11.375%    1/30/17 (l)          29,350     29,258
  Republic of Brazil,
                               10.125%    5/15/27 (m)          28,550     19,004
  Republic of Bulgaria,
   Floating Rate,
                                6.688%    7/28/11 (n)          28,000     18,760
  Republic of Panama,
                                8.875%    9/30/27 (o)          12,025     11,251
  Russian Federation,
                               11.000%    7/24/18 (p)           8,500      2,045
  Treasury Corp. of Victoria,
                               10.250%   11/15/06      A$      23,285     18,727
                               12.500%   10/15/03      A$      23,030     18,489
  United Kingdom Treasury:
                                9.000%    7/12/11      KB      13,958     33,103
                               10.000%    2/26/01      KB      19,700     35,938
                               10.000%     9/8/03      KB      23,995     48,859
  United Mexican States,
                               10.375%    1/29/03 (q)  DM      12,800      8,190
                                                                      ----------
TOTAL FOREIGN GOVERNMENT & AGENCY
OBLIGATIONS (cost of $445,242)                                          441,551
                                                                     ----------

TOTAL BONDS & NOTES (cost of $1,683,907)                              1,673,708
                                                                     ----------

PREFERRED STOCKS - 2.0%                                   SHARES
-------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.1%
   DEPOSITORY INSTITUTIONS
   California Federal Bancorp, Inc.,
    9.125%, Series A                                           59         1,482
                                                                     ----------

 ...............................................................................
TRANSPORTATION,COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 1.9%
   BROADCASTING - 0.1%
   Primedia Inc.:
             9.20%                                             12         1,176
            10.00%                                             15         1,545
                                                                     ----------
                                                                          2,721
                                                                     ----------
   CABLE - 1.2%
   CSC Holdings Ltd., PIK:
           11.125%                                            150        17,212
           11.750%                                             41         4,840
                                                                     ----------
                                                                         22,052
                                                                     ----------
   COMMUNICATIONS - 0.1%
   Echostar Communications Corp., PIK,
           12.125% (r)                                          1         1,681
                                                                     ----------
   TELECOMMUNICATION - 0.5%
   Concentric Network Corp., PIK,
           13.500%                                              2         1,822
   Nextel Communications, Inc., PIK:
           11.125%                                              2       $ 2,043
           13.000%                                              5         4,786
                                                                     ----------
                                                                          8,651
                                                                     ----------
TOTAL PREFERRED STOCKS (cost of $36,734)                                 36,587
                                                                     ----------
COMMON STOCKS - 0.2%
-------------------------------------------------------------------------------
CONSTRUCTION - 0.1%
   BUILDING CONSTRUCTION
   Calton, Inc. (r)                                           356           400
   U.S. Home Corp. (r)                                         31         1,038
                                                                     ----------
                                                                          1,438
                                                                     ----------

 ...............................................................................
MANUFACTURING - 0.0%
   FOOD & KINDRED PRODUCTS
   Darling International, Inc. (r)                             80           245
                                                                     ----------

 ...............................................................................
MINING & ENERGY - 0.0%
   OIL & GAS EXTRACTION
   Forest Oil Corp. (r)                                        16           140
                                                                     ----------

 ...............................................................................
RETAIL TRADE - 0.0%
   MISCELLANEOUS RETAIL
   Pharmhouse Corp. (r)                                         4            12
                                                                     ----------

 ...............................................................................
SERVICES - 0.1%
   BUSINESS SERVICES - 0.0%
   Iron Mountain Inc. (r)                                       1            53
                                                                     ----------
   HEALTH SERVICES - 0.1%
   Kuala Healthcare Inc. (r)                                  177           486
   Total Renal Care Holdings, Inc. (r)                         55         1,626
                                                                     ----------
                                                                          2,112
                                                                     ----------

 ...............................................................................
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.0%
   LOCAL & SUBURBAN TRANSIT - 0.0%
   Greyhound Lines, Inc., 12.500% Escrow
    Receipt (r)(c)                                              1            (s)
                                                                     ----------
   MOTOR FREIGHT & WAREHOUSING - 0.0%
   St. Johnsbury Trucking Co. (r)(c)                           31            (s)
   Sun Carriers, Inc.  (r)(c)                                 130             1
                                                                     ----------
                                                                              1
                                                                     ----------

 ...............................................................................
   TELECOMMUNICATION - 0.0%
   Nextel Communications, Inc. Class A (r)                      9         $ 220
                                                                     ----------
   TOTAL COMMON STOCKS (cost of $4,592)                                   4,221
                                                                     ----------

WARRANTS (r) - 0.0%
-------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.0%
   DEPOSITORY INSTITUTIONS
   KMC Telecom
   Holdings, Inc.,
    expires 04/15/08                                            2             6
                                                                     ----------

 ...............................................................................
MANUFACTURING - 0.0%
RUBBER & PLASTIC
   BPC Holdings Corp.,
    expires 04/15/04 (c)                                        3            60
                                                                     ----------

 ...............................................................................
SERVICES - 0.0%
   HOTELS, CAMPS, & LODGING - 0.0%
   Capital Gaming International, Inc.,
   expires 02/01/99 (c)                                         6            (s)
                                                                     ----------

 ...............................................................................
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.0%
   CABLE - 0.0%
   Wireless One, Inc.,                                         14            (s)
                                                                     ----------
    expires 10/19/00 (c)

   COMMUNICATIONS - 0.0%
   Clearnet Communications,
    expires 09/15/05                                           25           161
   Onepoint Communication,
    expires 06/01/08 (b)                                        4             4
                                                                     ----------
                                                                            165
                                                                     ----------
   TELECOMMUNICATION - 0.0%
   Hyperion Telecommunications, Inc.,
    expires 04/15/01 (b)                                        3           244
   MetroNet Communications, Inc.,
    expires 08/15/07 (b)                                        1            53
   Splitrock Services,
    expires 07/15/08 (b)                                        1            11
                                                                     ----------
                                                                            308
                                                                     ----------

TOTAL WARRANTS (cost of $332)                                               539
                                                                     ----------
TOTAL  INVESTMENTS (cost of $1,725,565)(u)                           $1,715,055
                                                                     ----------

SHORT-TERM OBLIGATIONS - 2.7%                            PAR
-------------------------------------------------------------------------------
Repurchase agreement with ABN AMRO Chicago Corp.,
dated 12/31/98, due 01/04/99 at 4.750%
collateralized by U.S. Treasury notes with various
maturities to 2015, market value $49,899
(repurchase proceeds $49,063)                           $ 49,037         49,037
                                                                     ----------

FORWARD CURRENCY CONTRACTS - 0.1% (v)                                     1,726
-------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES, NET - 1.6%                                   27,444
-------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                  $1,793,262
                                                                     ----------

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------

(a) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(b) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, the value of these securities amounted to $58,327 or 3.3% of net assets.
(c) Represents fair value as determined in good faith under the direction of the Trustees.
(d) This issuer is in default of certain debt covenants. Income is not being accrued.
(e) This is a British security. Par amount is stated in U.S. dollars.
(f) This is a Norwegian security. Par amount is stated in U.S. dollars.
(g) Zero coupon bond.
(h) Unit consists of a bond and a warrant for every 1,000 bonds to buy 7.9002 shares of series B common stock at $0.01 per share.
(i) These securities, or a portion thereof, with a total market value of $254,154, are being used to collateralize the forward currency contracts shown on the following page.
(j) This is a Mexican security. Par amount is stated in U.S. dollars.
(k) This is an Argentinean security. Par amount is stated in German
    Deutschemarks.
(l) This is an Argentinean security. Par amount is stated in U.S. dollars.
(m) This is a Brazilian security.  Par amount is stated in U.S. dollars.
(n) This is a Bulgarian security. Par amount is stated in U.S. dollars. Interest rate shown is a floating rate coupon which changes every six months.
(o) This is a Panamanian security. Par amount is stated in U.S. dollars.
(p) This is a Russian security. Par amount is stated in U.S. dollars.
(q) This is a Mexican security. Par amount is stated in German Deutschemarks.
(r) Non-income producing.
(s) Rounds to less than one.
(t) These securities have been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and the settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
(u) Cost for federal income tax purposes of total investments is $1,725,613.
(v) As of December 31, 1998, the Fund had entered into the following forward currency exchange contracts:

                                                                 Net Unrealized
                                                                   Appreciation
      Contracts               In Exchange        Settlement       (Depreciation)
     to Deliver                   For                  Date         (U.S. $)
   -----------------------------------------------------------------------------
   FF      100,170             US$ 20,865        1/13/99             $    (411)
   CD        50,840            US$ 33,099        1/14/99                   (98)
   KB        61,907           US$ 103,837        1/19/99                 1,375
   A$         57,033           US$ 35,560        1/21/99                   640
   SK       194,393            US$ 24,249        2/16/99                   220
                                                                     ----------
                                                                     $    1,726
                                                                     ----------

   Summary of Securities
   by Country                           Currency       Value        % of Total
   ----------------------------------------------------------------------------
   United States                                    $  1,246,917          72.7
   United Kingdom                         KB             142,927           8.3
   Greece                                 GD              58,125           3.4
   Mexico                                                 45,725           2.7
   Argentina                                              40,723           2.4
   Australia                              A$              37,216           2.2
   France                                 FF              34,648           2.0
   Canada                                                 32,928           1.9
   Sweden                                 SK              23,226           1.4
   Brazil                                                 19,004           1.1
   Bulgaria                                               18,760           1.1
   Panama                                                 11,251           0.6
   Russia                                                  2,045           0.1
   Norway                                                  1,560           0.1
                                                    ------------         -----
                                                    $  1,715,055         100.0
                                                    ------------         -----

   Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

       Acronym                                                   Name
       -------                                                   ----
         PIK                                               Payment-In-Kind

                       STATEMENT OF ASSETS & LIABILITIES
                               DECEMBER 31, 1998

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $1,725,565)                            $1,715,055
Short-term obligations                                                49,037
                                                                  ----------
                                                                   1,764,092
Cash                                               $  2,524
Unrealized appreciation on forward
  currency contracts                                  2,235
Receivable for:
  Interest                                           39,304
  Fund shares sold                                    7,312
  Investment sold                                       158
Other                                                   214           51,747
                                                   --------       ----------
    Total Assets                                                   1,815,839

LIABILITIES
Unrealized depreciation on forward
  currency contracts                                    509
Payable for:
  Investments purchased                              19,776
  Fund shares repurchased                             2,236
  Distributions                                          17
Accrued:
  Deferred Trustees fees                                 22
Other                                                    17
                                                   --------
Total Liabilities                                                     22,577
                                                                  ----------

NET ASSETS                                                        $1,793,262
                                                                  ----------
Net asset value & redemption price per share -
Class A ($787,461/110,749)                                             $7.11 (a)
                                                                  ----------

Maximum offering price per share - Class A
($7.11/0.9525)                                                         $7.46 (b)
                                                                  ----------

Net asset value & offering price per share -
Class B ($919,740/129,378)                                             $7.11 (a)
                                                                  ----------

Net asset value & offering price per share -
Class C ($36,918/5,193)                                                $7.11 (a)
                                                                  ----------
Net asset value & offering price per share -
Class J ($49,1438/6,917)                                               $7.10 (a)
                                                                  ----------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

(in thousands)
INVESTMENT INCOME
Interest                                                             $  148,134
Dividends                                                                 3,899
                                                                     ----------
     Total Investment Income                                            152,033

EXPENSES
Management fee                                         $ 10,600
Service fee                                               3,911
Distribution fee - Class B                                6,410
Distribution fee - Class C                                  161
Distribution fee - Class J                                   36
Transfer agent                                            3,830
Bookkeeping fee                                             530
Trustees fee                                                 73
Custodian fee                                               148
Audit fee                                                    54
Legal fee                                                    10
Registration fee                                            102
Reports to shareholders                                      44
Other                                                       110
                                                       --------
Total expenses                                           26,019
Fees waived by the Distributor - Class C                    (33)
Fees waived by the Distributor - Class J                    (19)
Custodian credits earned                                     (3)         25,964
                                                       --------      ----------
Net Investment Income                                                   126,069
                                                                     ----------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
Investments                                              (9,213)
Foreign currency transactions                             4,111
                                                       --------
  Net Realized Loss                                                      (5,102)
Change in net unrealized depreciation during
the period on:
Investments                                             (40,660)
Foreign currency transactions                              (743)
                                                       --------
  Net Unrealized Depreciation                                           (41,403)
                                                                     ----------
  Net Loss                                                              (46,505)
                                                                     ----------
Increase in Net Assets from Operations                               $   79,564
                                                                     ----------
Class J shares were intitially offered on November 2, 1998.

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                          Year ended
  (in thousands)                                          December 31
                                                   --------------------------
INCREASE (DECREASE) IN NET ASSETS                      1998          1997(a)
Operations:
Net investment income                              $   126,069     $   117,469
Net realized gain (loss)                                (5,102)         17,807
Net unrealized depreciation                            (41,403)         (9,879)
                                                   -----------     -----------
    Net Increase from Operations                        79,564         125,397
Distributions:
From net investment income - Class A                   (63,872)        (63,388)
From net investment income - Class B                   (61,506)        (59,855)
From net investment income - Class C                    (1,566)           (124)
From net investment income - Class J                      (467)            --
                                                   -----------     -----------
                                                       (47,847)          2,030
                                                   -----------     -----------
Fund Share Transactions:
Receipts for shares sold - Class A                     115,635         152,305
Value of distributions reinvested - Class A             35,620          33,842
Cost of shares repurchased - Class A                  (148,991)       (134,241)
                                                   -----------     -----------
                                                         2,264          51,906
                                                   -----------     -----------
Receipts for shares sold - Class B                     221,748         147,889
Value of distributions reinvested - Class B             31,198          29,039
Cost of shares repurchased - Class B                  (143,157)       (127,760)
                                                   -----------     -----------
                                                       109,789          49,168
                                                   -----------     -----------
Receipts for shares sold - Class C                      35,128           6,263
Value of distributions reinvested - Class C              1,004              59
Cost of shares repurchased - Class C                    (4,635)            (93)
                                                   -----------     -----------
                                                        31,497           6,229
                                                   -----------     -----------
Receipts for shares sold - Class J                      49,584             --
Value of distributions reinvested - Class J                  1             --
Cost of shares repurchased - Class J                      (331)            --
                                                   -----------     -----------
                                                        49,254             --
                                                   -----------     -----------
    Net Increase from Fund Share Transactions          192,804         107,303
                                                   -----------     -----------
        Total Increase                                 144,957         109,333
NET ASSETS
Beginning of period                                  1,648,305       1,538,972
                                                   -----------     -----------
End of period (including undistributed net
  investment income of $4,804 and $7,673,
  respectively)                                    $ 1,793,262     $ 1,648,305
                                                   -----------     -----------

(a) Class J shares were initially offered on November 2, 1998.
(b) Class D shares were redesignated Class C shares on July 1, 1997.

See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                           Year ended
                                                           December 31
                                                   ---------------------------
                                                      1998           1997(a)
(in thousands)
NUMBER OF FUND SHARES
Sold - Class A                                          15,962          20,964
Issued for distributions reinvested - Class A            4,936           4,650
Repurchased - Class A                                  (20,628)        (18,479)
                                                   -----------     -----------
                                                           270           7,135
                                                   -----------     -----------
Sold - Class B                                          30,863          20,354
Issued for distributions reinvested - Class B            4,326           3,991
Repurchased - Class B                                  (19,799)        (17,572)
                                                   -----------     -----------
                                                        15,390           6,773
                                                   -----------     -----------
Sold - Class C                                           4,851             854
Issued for distributions reinvested - Class C              140               8
Repurchased - Class C                                     (647)            (13)
                                                   -----------     -----------
                                                         4,344             849
                                                   -----------     -----------

Sold - Class J                                           6,963             --
Issued for distributions reinvested - Class J              (c)             --
Repurchased - Class J                                      (46)            --
                                                   -----------     -----------
                                                         6,917             --
                                                   -----------     -----------
(a) Class J shares were initially offered on November 2, 1998.
(b) Class D shares were redesignated Class C shares on July 1, 1997.
(c) Rounds to less than one.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: Colonial Strategic Income Fund (the Fund), a series of Colonial Trust I, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of current income and total return, as is consistent with prudent risk, by diversifying investments primarily in U.S. and foreign government and lower rated corporate debt securities. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class J. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Effective November 2,1998, the Fund began offering Class J shares which are subject to an annual distribution fee and are available for purchase only by residents or citizens of Japan.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that days exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B, Class C and Class J distribution fees) and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B, Class C and Class J per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B shares, Class C shares and Class J shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

The Fund has an agreement with its custodian bank under which custodian fees were reduced by balance credits of $2,527 applied during the year ended December 31, 1998. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such an agreement.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

               Average Net Assets                         Annual Fee Rate
               ------------------                         ---------------
               First $1 billion                                0.65%
               Over $1 billion                                 0.60%

BOOKKEEPING FEE: The Advisor provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

               Average Net Assets                    Annual Fee Rate
               ------------------                    ---------------
               First $50 million                         No charge
               Next $950 million                         0.035%
               Next $1 billion                           0.025%

TRANSFER AGENT: Liberty Fund Services, Inc., formerly Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.20% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Funds Distributor Inc., formerly Liberty Financial Investments, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended December 31, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $218,954 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of none, $1,861,384 and $21,455 on class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B, Class C and Class J shares only. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C and Class J share distribution fees so that it does not exceed 0.60% and 0.35% annually, respectively. The plan also requires the payment of a service fee to the Distributor as follows:

             Value of shares                             Annual
       outstanding on the 20th of                         Fee
      each month which were issued                        Rate
        Prior to January 1, 1993                          0.15%
       On or after January 1, 1993                        0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: For the year ended December 31, 1998, purchases and sales of investments, other than short-term obligations, were $1,186,222,244 and $1,023,776,115, respectively, of which $114,397,629 and $58,261,735, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at December 31, 1998, based on cost of investments for federal income tax purposes was approximately:

          Gross unrealized appreciation                       $  51,947,000
          Gross unrealized depreciation                         (62,505,000)
                                                              -------------
          Net unrealized depreciation                         $ (10,558,000)
                                                              =============

CAPITAL LOSS CARRYFORWARDS: At December 31, 1998, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                   Year of                       Capital loss
                  expiration                     carryforward
                  ----------                     ------------
                     1999                        $ 36,511,000
                     2000                          23,761,000
                     2001                           3,442,000
                     2002                          42,652,000
                     2003                          18,825,000
                     ----                        ------------
                                                 $125,191,000
                                                 ============

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

-The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended December 31, 1998.

NOTE 5. COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------
At December 31, 1998, net assets consisted of:
Capital paid in                                                  $ 1,927,935
Undistributed net investment income                                    4,804
Accumulated net realized loss                                       (130,790)
Net unrealized appreciation (depreciation) on:
 Investments                                                         (10,510)
 Foreign currency transactions                                         1,823
                                                                 -----------
                                                                 $ 1,793,262
                                                                 ===========

NOTE 6. RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------
On October 30,1998, a Special Meeting of Shareholders of the Fund was held to approve the following items, all as described in the Proxy Statement for the Meeting. On August 21, 1998, the record date for the Meeting, the Fund had outstanding 233,320,833 shares of beneficial interest. The votes cast at the Meeting were as follows:

                                                                 Authority
                                        For                       Withheld
                                        ---                       --------
To Elect a Board of Trustees.
  Robert J. Birnbaum                  117,765,591                   4,494,024
  Tom Bleasdale                       117,775,668                   4,483,947
  John Carberry                       117,786,514                   4,473,101
  Lora S. Collins                     117,786,398                   4,473,217
  James E. Grinnell                   117,775,177                   4,484,438
  Richard W. Lowry                    117,775,177                   4,484,438
  Salvatore Macera                    117,786,376                   4,473,239
  William E. Mayer                    117,778,151                   4,481,464
  James L. Moody, Jr.                 117,786,965                   4,472,650
  John J. Neuhauser                   117,786,965                   4,472,650
  Thomas E. Stitzel                   117,786,376                   4,473,239
  Robert L. Sullivan                  117,786,407                   4,473,208
  Anne-Lee Verville                   117,786,514                   4,473,101

To amend fundamental investment policies regarding borrowing and lending.

                      For             Against               Abstain
                      ---             -------               -------
                    91,453,471       3,442,895             6,946,331

To approve policies for a master fund/feeder fund structure.
                      For             Against               Abstain
                      ---             -------               -------
                    90,786.876       3.595,800             7,460,023

NOTE 7. FINANCIAL HIGHLIGHTS INFORMATION
The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchase of fund shares in relation to fluctuating market values of the investments of the Fund.

                                           FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                             Year ended December 31
                                         ----------------------------------------------------------------
                                                                     1998
                                          Class A           Class B          Class C              Class J (a)
                                          -------           -------          -------              ----------
Net asset value -
 Beginning of period                      $ 7.320           $ 7.320          $ 7.320               $ 7.000
                                          -------           -------          -------               -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                       0.561             0.506            0.517 (c)             0.083 (c)
Net realized and unrealized gain (loss)    (0.195)           (0.195)          (0.195)                0.109 (d)
                                          -------           -------          -------               -------
   Total from Investment Operations         0.366             0.311            0.322                0.192
                                          -------           -------          -------               -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income (e)             (0.576)           (0.521)          (0.532)               (0.092)
                                          -------           -------          -------               -------
Net asset value - End of period           $ 7.110           $ 7.110          $ 7.110               $ 7.100
                                          -------           -------          -------               -------
Total return (f)                            5.17%              4.38%           4.54% (g)             2.74% (g)(h)
                                          -------           -------          -------               -------

RATIOS TO AVERAGE NET ASSETS
Expenses (i)                                1.15%              1.90%           1.75% (c)             1.49% (c)(j)
Net investment income (i)                   7.88%              7.13%           7.28% (c)             7.76% (c)(j)
Portfolio turnover                            64%                64%             64%                   64%
Net assets at end of period (000)        $787,461           $919,740         $36,918               $49,143

(a) Class J shares were initially offered on November 2, 1998. Per share amounts reflect activity from that date.
(b) Class C shares were initially offered on July 1, 1997. Per share amounts reflect activity from that date.
(c) Net of fees waived by the Distributor for Class C and Class J shares which amounted to $0.011 per share and 0.15% and $0.005 per share and 0.40% (annualized), respectively.
(d) Please see Note 7 in the Notes to Financial Statements.
(e) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(j) Annualized.

                           FINANCIAL HIGHLIGHTS - CONT.

                             Year ended December 31
                -------------------------------------------------
                                     1997
                Class A             Class B            Class C (b)
                -------             -------             -------

                $ 7.310             $ 7.310             $ 7.240
                -------             -------             -------

                  0.578               0.524               0.271

                  0.025               0.025               0.092
                -------             -------             -------

                  0.603               0.549               0.363
                -------             -------             -------


                 (0.593)             (0.539)             (0.283)
                -------             -------             -------

                $ 7.320             $ 7.320             $ 7.320
                -------             -------             -------
                  8.61%               7.81%               5.06% (g)
                -------             -------             -------


                  1.18%               1.93%               1.78% (i)
                  7.78%               7.03%               7.13% (i)
                   111%                111%                111%

               $808,228            $833,865             $ 6,212

                                        FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:
                                                                 Year ended December 31
                                               ------------------------------------------------------------
                                                         1996                              1995
                                                Class A           Class B          Class A           Class B
                                                -------           -------          -------           -------
Net asset value -
 Beginning of period                            $ 7.220           $ 7.220          $ 6.530           $ 6.530
                                                -------           -------          -------           -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.623             0.569            0.621             0.569
Net realized and unrealized gain (loss)           0.081             0.081            0.650             0.650
                                                -------           -------          -------           -------
   Total from Investment Operations               0.704             0.650            1.271             1.219
                                                -------           -------          -------           -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                       (0.614)(a)        (0.560)(a)       (0.581)           (0.529)
From capital paid in                                 -                 -                -                 -
                                                -------           -------          -------           -------
Total Distributions Declared to Shareholders     (0.614)           (0.560)          (0.581)           (0.529)
                                                -------           -------          -------           -------
Net asset value - End of period                 $ 7.310           $ 7.310          $ 7.220           $ 7.220
                                                -------           -------          -------           -------
Total return (b)                                 10.24%             9.43%           20.17%            19.29%
                                                -------           -------          -------           -------

RATIOS TO AVERAGE NET ASSETS
Expenses                                          1.18% (c)         1.93% (c)        1.18% (c)         1.97% (c)
Net investment income                             8.01% (c)         7.26% (c)        8.42% (c)         7.63% (c)
Portfolio turnover                                 110%              110%              83%               83%
Net assets at end of period (000)              $755,352          $783,620         $714,961          $714,049

(a) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(d) The data presented for periods prior to November 30, 1994, represent operations under an earlier objective.

                          FINANCIAL HIGHLIGHTS - CONT.

                            Year ended December 31
                          ---------------------------
                                     1994 (d)
                          Class A             Class B
                          -------             -------

                          $ 7.390             $ 7.390
                          -------             -------

                            0.580               0.529

                           (0.848)             (0.849)
                          -------             -------

                           (0.268)             (0.320)
                          -------             -------

                           (0.580)             (0.529)
                           (0.012)             (0.011)
                          -------             -------

                           (0.592)             (0.540)
                          -------             -------

                          $ 6.530             $ 6.530
                          -------             -------
                            (3.67)%             (4.40)%
                          -------             -------


                            1.21%               1.96%
                            8.38%               7.63%
                              78%                 78%

                         $636,824            $608,348

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST I AND THE SHAREHOLDERS OF
    COLONIAL STRATEGIC INCOME FUND

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Strategic Income Fund
(the "Fund") (a series of Colonial Trust I), at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 1999

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Liberty Funds Services directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Funds Distributor, Inc. by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Funds Distributor of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Funds Distributor. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                                 HOW TO REACH US
                               BY PHONE OR BY MAIL

BY TELEPHONE

CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information ......... press  [1]

For account information .......................................... press  [2]

To speak to a service representative ............................. press  [3]

For yield and total return information ........................... press  [4]

For duplicate statements or new supply of checks ................. press  [5]

To order duplicate tax forms and year-end statements ............. press  [6]
(February through May)

To review your options at any time during your call .............. press  [*]

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737
To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750
To request literature on any fund distributed by Liberty Funds Distributor, Inc., call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

LIBERTY FUNDS SERVICES, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Strategic Income Fund is:
Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Colonial Strategic Income Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Strategic Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

*Effective October 1, 1998, Colonial Investors Service Center, Inc. -- the
 Transfer Agent for Colonial, Crabbe Huson, Newport and Stein Roe Advisor funds -- changed its name to Liberty Funds Services, Inc.

                                    TRUSTEES

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

[logo] L I B E R T Y
       COLONIAL o CRABBE HUSON o  NEWPORT o STEIN ROE ADVISOR
       Liberty Funds Distributor, Inc. (C)1999
       One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
       Visit us at www.libertyfunds.com

                                                   SI-02/448F-1298 (2/99) 99/103